Exhibit 21.1

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

Aireal Technologies of Harrisburg, LLC	U.S.-DE	100%
AlphaGen Power LLC	U.S.-DE	100%
ATMOR Properties Inc.	U.S.-DE	100%
Baffin Shipping Co., Inc.	U.S.-DE	100%
Broad River OL-1 LLC	U.S.-DE	100%
Broad River OL-2 LLC	U.S.-DE	100%
Broad River OL-3 LLC	U.S.-DE	100%
Broad River OL-4 LLC	U.S.-DE	100%
BRSP, LLC	U.S.-DE	100%
C.I.T. Leasing Corporation	U.S.-DE	100%
Capita Colombia Holdings Corp.	U.S.-DE	100%
Capita Corporation	U.S.-DE	100%
Capita International L.L.C.	U.S.-DE	100%
Capita Premium Corporation	U.S.-DE	100%
Capital Syndication Corporation	U.S.-DE	100%
CFHE Funding Company LLC	U.S.-DE	100%
CIT (UK) Unit Investment Holdings LLC	U.S.-DE	100%
CIT Acceptance LLC	U.S.-DE	100%
CIT Asset Management LLC	U.S.-DE	100%
CIT Broad River LLC	U.S.-DE	100%
CIT Capital Funding Inc.	U.S.-DE	100%
CIT Capital Securities LLC	U.S.-DE	100%
CIT Capital USA Inc.	U.S.-DE	100%
CIT China 12, Inc.	U.S.-DE	100%
CIT China 13, Inc.	U.S.-DE	100%
CIT China 2, Inc.	U.S.-DE	100%
CIT China 3, Inc.	U.S.-DE	100%
CIT China 6, Inc.	U.S.-DE	100%
CIT China 7, Inc.	U.S.-DE	100%
CIT CLO Holding Corporation	U.S.-DE	100%
CIT Commercial Real Estate Brokerage LLC	U.S.-DE	100%
CIT Commercial Services-Pan Pacific, Ltd.	U.S.-DE	100%
CIT Communications Finance Corporation	U.S.-DE	100%
CIT CRE LLC	U.S.-DE	100%
CIT Credit Finance Corp.	U.S.-DE	100%
CIT Credit Group USA Inc.	U.S.-DE	100%
CIT DCC Inc.	U.S.-DE	100%
CIT Destin White Sands Aircraft Leasing, Inc.	U.S.-DE	100%
CIT DFS Inc.	U.S.-DE	100%
CIT Financial Ltd. of Puerto Rico	U.S.-DE	100%
CIT Financial USA, Inc.	U.S.-DE	100%
CIT Funding Company II, LLC	U.S.-DE	100%
CIT Funding Company III, LLC	U.S.-DE	100%
CIT Funding Company IV, LLC	U.S.-DE	100%
CIT Funding Company V, LLC	U.S.-DE	100%
CIT Funding Company, LLC	U.S.-DE	100%
CIT Funding Mexico LLC	U.S.-DE	100%
CIT Group (NJ) LLC	U.S.-DE	100%
CIT Group Funding Company of Delaware LLC	U.S.-DE	100%
CIT Group SF Holding Co., Inc.	U.S.-DE	100%
CIT Healthcare LLC	U.S.-DE	100%
CIT Holdings, LLC	U.S.-DE	100%
CIT Home Lending Securitization Company, LLC	U.S.-DE	100%
CIT Insurance Agency, Inc.	U.S.-DE	100%
CIT Lending Services Corporation	U.S.-DE	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

CIT Lending Services Corporation (Illinois)	U.S.-DE	100%
CIT Lodi LLC	U.S.-DE	100%
CIT Millbury Inc.	U.S.-DE	100%
CIT Peakers LLC	U.S.-DE	100%
CIT Project Finance Manager, L.L.C.	U.S.-DE	100%
CIT Real Estate Holding Corporation	U.S.-DE	100%
CIT Realty LLC	U.S.-DE	100%
CIT Small Business Lending Corporation	U.S.-DE	100%
CIT Technology Financing Services I LLC	U.S.-DE	100%
CIT Technology Financing Services II LLC	U.S.-DE	100%
CLM VII LLC	U.S.-DE	100%
CLM VIII LLC	U.S.-DE	100%
CMS Funding Company LLC	U.S.-DE	100%
Crystech, LLC	U.S.-DE	50%
Dell Credit Company, L.L.C.	U.S.-DE	50%
Education Funding Capital I, LLC	U.S.-DE	100%
Education Funding Resources II, LLC	U.S.-DE	100%
Education Funding Resources III, LLC	U.S.-DE	100%
Education Funding Resources, LLC	U.S.-DE	100%
Education Lending Services, Inc.	U.S.-DE	100%
Education Loan Servicing Corporation	U.S.-DE	100%
Equipment Acceptance Corporation	U.S.-DE	100%
FH Transaction Corp.	U.S.-DE	72.3%
Flex Asset Management Corporation	U.S.-DE	100%
Flex Holdings, LLC	U.S.-DE	72.3%
Flex Leasing Corporation	U.S.-DE	100%
Flex Leasing I, LLC	U.S.-DE	72.3%
Flex Leasing II, LLC	U.S.-DE	100%
Flex Mexico Corp.	U.S.-DE	100%
Franchise Portfolio 1, Inc.	U.S.-DE	100%
Franchise Portfolio 2, Inc.	U.S.-DE	100%
GFSC Aircraft Acquisition Financing Corporation	U.S.-DE	100%
Graybar Financial Services, LLC	U.S.-DE	75%
Hastings Transition Company, Inc.	U.S.-DE	100%
Hudson Shipping Co., Inc.	U.S.-DE	100%
Interlab Holding Corp.	U.S.-DE	100%
Jam Funding Corp.	U.S.-DE	100%
Memphis Peaking Power LLC	U.S.-DE	100%
Millenium Leasing Company I, LLC	U.S.-DE	100%
Millennium Leasing Company II LLC	U.S.-DE	100%
Montana OL1 LLC	U.S.-DE	100%
Montana OP1 LLC	U.S.-DE	100%
Montana OPCM1A LLC	U.S.-DE	100%
Montana OPCM1B LLC	U.S.-DE	100%
MultiGen LLC	U.S.-DE	100%
Namekeepers LLC	U.S.-DE	100%
NCT Capital Inc.	U.S.-DE	100%
NCT Receivables LLC	U.S.-DE	100%
New Broad River, LLC	U.S.-DE	50%
New Creditcorp SPC LLC	U.S.-DE	50%
Newcourt Common Holdings LLC	U.S.-DE	100%
Nobrega Gas Storage LLC	U.S.-DE	100%
North American Exchange, Inc.	U.S.-DE	100%
North Romeo Storage Corporation	U.S.-DE	100%
Owner-Operator Finance Company	U.S.-DE	100%
Pasadena Owner Participant LP	U.S.-DE	100%
RockGen OL-1 LLC	U.S.-DE	100%
RockGen OL-2 LLC	U.S.-DE	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

RockGen OL-3 LLC	U.S.-DE	100%
RockGen OL-4 LLC	U.S.-DE	100%
SBR OP-1, LLC	U.S.-DE	100%
SBR OP-2, LLC	U.S.-DE	100%
SBR OP-3, LLC	U.S.-DE	100%
SBR OP-4, LLC	U.S.-DE	100%
Snap-On Credit LLC	U.S.-DE	50%
South Point OL-1 LLC	U.S.-DE	100%
South Point OL-2 LLC	U.S.-DE	100%
South Point OL-3 LLC	U.S.-DE	100%
South Point OL-4 LLC	U.S.-DE	100%
Sovereign Ventures NNN, LLC	U.S.-DE	75%
Sovereign AC, LLC	U.S.-DE	75%
Sovereign ACII, LLC	U.S.-DE	75%
Sovereign BW, LLC	U.S.-DE	75%
Sovereign BP, LLC	U.S.-DE	75%
Sovereign FT, LLC	U.S.-DE	75%
Sovereign JCS, LLC	U.S.-DE	75%
Sovereign JCSII, LLC	U.S.-DE	75%
Sovereign JO, LLC	U.S.-DE	75%
Sovereign SP, LLC	U.S.-DE	75%
Sovereign WW, LLC	U.S.-DE	75%
Sovereign WWII, LLC	U.S.-DE	75%
Sovereign LS, LLC	U.S.-DE	75%
Sovereign LSII, LLC	U.S.-DE	75%
Sovereign LSIII, LLC	U.S.-DE	75%
Student Loan Xpress, Inc.	U.S.-DE	100%
SW Holding Corp.	U.S.-DE	100%
TCC Attala OL LLC	U.S.-DE	100%
TCC Attala OP LLC	U.S.-DE	100%
The CIT GP Corporation II	U.S.-DE	100%
The CIT GP Corporation III	U.S.-DE	100%
The CIT GP Corporation V	U.S.-DE	100%
The CIT Group Securitization Corporation	U.S.-DE	100%
The CIT Group Securitization Corporation II	U.S.-DE	100%
The CIT Group Securitization Corporation III	U.S.-DE	100%
The CIT Group Securitization Corporation IV	U.S.-DE	100%
The CIT Group/BCC, Inc. (Ill.)	U.S.-DE	100%
The CIT Group/Capital Finance, Inc.	U.S.-DE	100%
The CIT Group/Capital Transportation, Inc.	U.S.-DE	100%
The CIT Group/Commercial Services, Inc. (Ill.)	U.S.-DE	100%
The CIT Group/Commercial Services, Inc. (Va.)	U.S.-DE	100%
The CIT Group/Consumer Finance, Inc.	U.S.-DE	100%
The CIT Group/Consumer Finance, Inc.(TN)	U.S.-DE	100%
The CIT Group/Corporate Aviation, Inc.	U.S.-DE	100%
The CIT Group/Equipment Financing, Inc.	U.S.-DE	100%
The CIT Group/Sales Financing, Inc.	U.S.-DE	100%
The CIT Group/Securities Investment, Inc.	U.S.-DE	100%
Waste to Energy II LLC	U.S.-DE	50%
WBH Generating Company, LLC	U.S.-DE	100%
Western Star Finance, Inc.	U.S.-DE	100%
The CIT GP Corporation	U.S.-IL	100%
CIT Technology Financing Services, Inc.	U.S.-MA	100%
CIT Technologies Corporation	U.S.-MI	100%
Edgeview Partners LLC	U.S.-NC	100%
EVP Securities LLC	U.S.-NC	100%
The CIT Group/BC Securities Investment, Inc.	U.S.-NJ	100%
The CIT Group/CmS Securities Investment, Inc.	U.S.-NJ	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

The CIT Group/Equity Investments, Inc.	U.S.-NJ	100%
The CIT Group/FM Securities Investment, Inc.	U.S.-NJ	100%
The CIT Group/LsC Securities Investment, Inc.	U.S.-NJ	100%
The CIT Group/Venture Capital, Inc.	U.S.-NJ	100%
Ittelson-Beaumont Fund	U.S.-NY	100%
The CIT Group Foundation, Inc. [Not-for-profit]	U.S.-NY	100%
The CIT Group/Business Credit, Inc.	U.S.-NY	100%
The CIT Group/Commercial Services, Inc.	U.S.-NY	100%
The CIT Group/Consumer Finance, Inc.(NY)	U.S.-NY	100%
The CIT Group/Factoring One, Inc.	U.S.-NY	100%
Student Loan Xpress Foundation (not-for-profit)	U.S.-OH	100%
CIT Bank	U.S.-UT	100%
The Equipment Insurance Company	U.S.-VT	100%

3918041 Canada Inc.	Canada	100%
CIT Business Credit Canada Inc.	Canada	50%
CIT Mezzanine Partners of Canada Limited	Canada	100%
GATX Asset Residual Management Canada Limited	Canada	50%
Groupe Financier Laplante (1997) Inc.	Canada	50%
Image Financial Services Inc.	Canada	50%
544211 Alberta Ltd.	Can-Alb	100%
555565 Alberta Ltd.	Can-Alb	100%
555566 Alberta Ltd.	Can-Alb	100%
991102 Alberta Ltd.	Can-Alb	100%
991122 Alberta Ltd.	Can-Alb	100%
Canadian Income Partners I Limited Partnership	Can-Alb	100%
Canadian Income Partners II Limited Partnership	Can-Alb	100%
Canadian Income Partners III Limited Partnership	Can-Alb	100%
CIT Canada Funding ULC	Can-Alb	100%
CIT Financial (Alberta) ULC	Can-Alb	100%
SE Holdco Inc.	Can-Alb	100%
SE Services Entity Inc.	Can-Alb	100%
1143986 Ontario Limited	Can-Ont	100%
1243029 Ontario Inc.	Can-Ont	100%
1244771 Ontario Limited	Can-Ont	100%
1309673 Ontario Limited	Can-Ont	100%
1641964 Ontario Limited	Can-Ont	100%
2705 Parkhill Drive Limited Partnership	Can-Ont	100%
Capital Partners Fund I	Can-Ont	100%
CIT Financial Ltd.	Can-Ont	100%
CIT Group Securities (Canada) Inc.	Can-Ont	63.5%
CIT Holdings Canada Inc.	Can-Ont	100%
Dell Financial Services Canada Limited	Can-Ont	100%

CIT Aerospace International	Ireland	100%
CIT Aerospace International Leasing	Ireland	100%
CIT Aerospace International Leasing II	Ireland	100%
CIT Aerospace International Leasing III	Ireland	100%
CIT Aerospace International Leasing IV	Ireland	100%
CIT Brisk Winds Aircraft Leasing, Limited	Ireland	100%
CIT Capital Finance (Ireland) Limited	Ireland	100%
CIT Emerald Isle Leasing, Limited	Ireland	100%
CIT Finance No. 1 (Ireland) Limited	Ireland	100%
CIT Finance No. 2 (Ireland) Limited	Ireland	100%
CIT Funding (Ireland) Limited	Ireland	100%
CIT Group Finance (Ireland)	Ireland	100%
CIT Group Financial (Ireland) Limited	Ireland	100%
CIT Holdings (No. 2) Ireland	Ireland	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

CIT Holdings (Ireland) Limited	Ireland	100%
Equipment Protection Services (Europe) Limited	Ireland	100%
Flugzeug Limited	Ireland	100%
Centennial Aviation (Ireland) 1, Limited	Ireland	100%
Centennial Aviation (Ireland) 2, Limited	Ireland	100%
Centennial Aviation (Ireland) 3, Limited	Ireland	100%
Centennial Aviation (Ireland) 4, Limited	Ireland	100%
Centennial Aviation (Ireland) 5, Limited	Ireland	100%
Centennial Aviation (Ireland) 6, Limited	Ireland	100%
Centennial Aviation (Ireland) 7, Limited	Ireland	100%
Centennial Aviation (Ireland) 8, Limited	Ireland	100%
Centennial Aviation (Ireland) 9, Limited	Ireland	100%

Agilent Financial Services Limited	U.K.	100%
Business Technology Finance Limited	U.K.	100%
CIT (PL) Limited	U.K.	100%
CIT (SF) Limited	U.K.	100%
CIT Asset Finance (UK) Limited	U.K.	100%
CIT Capital Aviation (UK) Limited	U.K.	100%
CIT Capital Finance (UK) Limited	U.K.	100%
CIT Commercial (UK) Limited	U.K.	100%
CIT Equipment Finance (UK) Limited	U.K.	100%
CIT Equipment Rentals (UK) Limited	U.K.	100%
CIT Group (NFL) Limited	U.K.	100%
CIT Group (UK) Funding Public Limited Company	U.K.	100%
CIT Group (UK) Limited	U.K.	100%
CIT Group (UK) Property Limited	U.K.	100%
CIT Group (UK) Services Limited	U.K.	100%
CIT Group (UK) Vendor Services Limited	U.K.	100%
CIT Group Holdings (UK) Limited	U.K.	100%
CIT Industrial Finance (UK) Limited	U.K.	100%
CIT Lease Holdings Limited	U.K.	100%
CIT Programme Management (UK) Limited	U.K.	100%
CIT Programme Rentals (UK) Limited	U.K.	100%
CIT Telecom Exchange Rentals (UK) Limited	U.K.	100%
CIT Vendor Finance (UK) Limited	U.K.	100%
Danka Equipment Rentals Limited	U.K.	100%
ERF Finance Limited	U.K.	100%
ERF Leasing Limited	U.K.	100%
Gardner Merchant Rentals Limited	U.K.	100%
Hamilton Leasing Limited	U.K.	100%
CIT Bank Limited.	U.K.-Eng	100%
Torontosudden Limited	U.K.-Eng	100%

CIT Aerospace International (Aruba) A.V.V.	Aruba	100%

CIT Aerospace (Australia) Pty Ltd.	Australia	100%
CIT Credit Pty Limited	Australia	100%
CIT Funding Pty Limited	Australia	100%
CIT Group (Australia) Limited	Australia	100%
Computer Associates Financial Services Pty Ltd.	Australia	100%
Dell Financial Services (Australia) Pty Ltd.	Australia	100%
Hunter Leasing Limited	Australia	100%
Newcourt Financial (Australia) Pty Limited	Australia	100%
Western Star Finance (Australia) Pty Ltd.	Australia	100%

CIT Group (Austria) GmbH	Austria	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

Adams Capital Limited	Barbados	72.5%
Barrow Capital Limited	Barbados	63.5%
C.I.T. Foreign Sales Corporation One, Ltd.	Barbados	100%
CCG Trust Corporation	Barbados	72.5%
CICL Caribbean International Capital Limited	Barbados	100%
CIEL Caribbean International Equipment Ltd.	Barbados	100%
CIT Financial (Barbados) Srl	Barbados	100%
CIT Funding (Barbados) Srl	Barbados	100%
CIT Holdings (Barbados) SRL	Barbados	100%
CMG Capital Limited	Barbados	100%
Cummins Capital Limited	Barbados	63.5%
Durham Capital Limited	Barbados	63.5%
Erie Capital Limited	Barbados	63.5%
Essex Capital Limited	Barbados	63.5%
Frontenac Capital Limited	Barbados	63.5%
Grey Capital Limited	Barbados	63.5%
Haliburton Capital Limited	Barbados	63.5%
Highlands Insurance Company Limited	Barbados	100%
Ironbridge Capital Limited	Barbados	63.5%
Joly Capital Limited	Barbados	63.5%
Kanata Capital Limited	Barbados	63.5%
Wellington Capital Corporation	Barbados	100%
Worrell Capital Limited	Barbados	100%

CIT Aerospace, Belgium Sprl	Belgium	100%
CIT Group (Belgium) NV	Belgium	100%

Asset Finance (Bermuda) Limited	Bermuda	100%
Bunga Bebaru, Ltd.	Bermuda	100%
Centennial Aviation (Bermuda) 1, Ltd.	Bermuda	100%
CIT FSC Eight, Ltd.	Bermuda	100%
CIT FSC Eighteen, Ltd.	Bermuda	100%
CIT FSC Four, Ltd.	Bermuda	100%
CIT FSC Nine, Ltd.	Bermuda	100%
CIT FSC Nineteen, Ltd.	Bermuda	100%
CIT FSC Six, Ltd.	Bermuda	100%
CIT FSC Sixteen, Ltd.	Bermuda	100%
CIT FSC Ten, Ltd.	Bermuda	100%
CIT FSC Thirty, Ltd.	Bermuda	100%
CIT FSC Three, Ltd.	Bermuda	100%
CIT FSC Twelve, Ltd.	Bermuda	100%
CIT FSC Twenty, Ltd.	Bermuda	100%
CIT FSC Twenty-Eight, Ltd.	Bermuda	100%
CIT FSC Twenty-Five, Ltd.	Bermuda	100%
CIT FSC Twenty-Four, Ltd.	Bermuda	100%
CIT FSC Twenty-Nine, Ltd.	Bermuda	100%
CIT FSC Twenty-One, Ltd.	Bermuda	100%
CIT FSC Twenty-Seven, Ltd.	Bermuda	100%
CIT FSC Twenty-Six, Ltd.	Bermuda	100%
CIT FSC Twenty-Three, Ltd.	Bermuda	100%
CIT FSC Twenty-Two, Ltd.	Bermuda	100%
CIT FSC Two, Ltd.	Bermuda	100%
CIT Leasing (Bermuda) Ltd.	Bermuda	100%

Banco Commercial Investment Trust do Brasil S.A. - Banco Múltiplo	Brazil	100%
The Capita Corporation do Brasil Ltda.	Brazil	100%

CIT Cayman Blue Lagoon Leasing, Ltd.	Cayman Islands	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

CIT Cayman Coconut Palm Leasing, Ltd.	Cayman Islands	100%
CIT Cayman Sandy Keys Leasing, Ltd.	Cayman Islands	100%
CIT CLO I Ltd.	Cayman Islands	100%

CIT Leasing Chile Ltda.	Chile	100%

CIT Finance & Leasing Corporation	China (PRC)	100%

CIT Capita Colombia S.A. Compania de Financiamiento Comercial	Colombia	100%
CIT Global Vendor Services S.A.	Colombia	100%

CIT (France) S.A.	France	100%
CIT (France) SAS	France	100%
CIT Group Location (France) SAS	France	100%
Centennial Aviation (France) 1, SARL	France	100%
Centennial Aviation (France) 2, SARL	France	100%
Centennial Aviation (France) 3, SARL	France	100%
Centennial Aviation (France) 4, SARL	France	100%

CIT Commercial Services (Europe) GmbH	Germany	100%
CIT Group Germany A.G. & Co. OHG	Germany	100%
CIT Group (Germany) GmbH	Germany	100%
CIT Group Beteiligungs (Germany) AG i.L.	Germany	100%
CIT Group Holding (Germany) GmbH	Germany	100%
CIT Industrie Bank (Germany) GmbH	Germany	100%
CIT Industrie Leasing (Germany) GmbH	Germany	100%
CIT Leasing (Germany) GmbH	Germany	100%
CIT Technology Finance (Germany) GmbH	Germany	100%

CIT Financial (Hong Kong) Limited	Hong Kong	100%
The CIT Group/Commercial Services (Asia), Limited	Hong Kong	100%

CIT Group (Hungary) Financial Servicing Limited Liability Company	Hungary	100%

CIT Group Italy S.p.A.	Italy	100%
CIT Italy S.p.A.	Italy	100%

CIT Financial (Korea) Ltd.	Korea	100%

Chessman S.a.r.l.	Luxembourg	100%
CIT Luxembourg Cobblestone Leasing S.a.r.l.	Luxembourg	100%

CIT International (Malaysia) Sdn. Bhd.	Malaysia	100%
CIT Malaysia One, Inc.	Malaysia	100%
CIT Malaysia Two, Inc.	Malaysia	100%

Arrendadora Capita Corporation, S.A. de C.V.	Mexico	100%
Capita Servicios S.A. de C.V.	Mexico	100%
The Capita Corporation de Mexico S.A. de C.V., SOFOM, E.N.R.	Mexico	100%

CIT Funding (Nederland) B.V.	Netherlands	100%
CIT Group (Nederland) B.V.	Netherlands	100%
CIT Group Holdings BV	Netherlands	100%
CIT Holdings B.V.	Netherlands	100%
Emerald Funding (Netherlands) C.V.	Netherlands	100%
Emerald Funding (No. 2) C.V.	Netherlands	100%
Emerald Holdings C.V.	Netherlands	100%

CIT GROUP INC. - Subsidiaries as of December 31, 2007	Jurisdiction of Incorporation	Ownership Percentage

CIT Group (New Zealand) Limited	New Zealand	100%
Dell Financial Services (New Zealand) Pty Ltd.	New Zealand	100%
HNZF Pty Limited	New Zealand	100%

Newcourt Financial Polska Sp. zo.o	Poland	100%

CIT Group (Portugal) – Renting, Lda.	Portugal	100%

CIT Financial de Puerto Rico, Inc.	Puerto Rico	100%

Newcourt Financial CIS, LLC	Russia	100%

CIT Aerospace Asia Pte Ltd.	Singapore	100%
CIT Group (Singapore) Pte Ltd.	Singapore	100%
CIT Group Capital Finance (Singapore) Pte Ltd.	Singapore	100%

Newcourt Financial España S.A.	Spain	100%

CIT Group (Nordic) AB	Sweden	100%

CIT Group (Switzerland) AG	Switzerland	100%

CIT Group (Taiwan) Limited	Taiwan	100%